CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	3 Months Ended
Mar. 31, 2017 USD ($) $ / shares shares
Revenue
Product revenue	$ 74,544
Collaboration revenue	747,866
Total revenue	822,410
Operating Expenses
Cost of product revenue	16,145
Research and development expense	1,255,452
Sales and marketing expense	122,912
General and administrative expense	3,303,503
Total operating expenses	4,698,012
Loss from operations	(3,875,602)
Interest expense	(180,072)
Other income/(expense)	1,448
Change in fair value of warrants	(453,419)
Loss on extinguishment of debt	(207,713)
Net loss and comprehensive loss	$ (4,715,358)
Net loss per share, basic and diluted (in dollars per share) | $ / shares	$ (0.33)
Weighted-average common shares outstanding, basic and diluted (in shares) | shares	14,157,351